CONFIDENTIAL

                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2004-C8

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2004-C8

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.32 BILLION

NOVEMBER 15, 2004

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND
THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933,
THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS
INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN
THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.
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TABLE OF CONTENTS
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I.     Transaction Highlights

II.    Structural Highlights

III.   Collateral Pool Highlights

IV.    Significant Mortgage Loans

V.     Summary Points

VI.    Investor Reporting

VII.   Timeline

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                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:     Approximately $1.32 billion

Public Certificates:               Approximately $1.22 billion

Private Certificates(1):           Approximately $92.1 million

Co-Lead Manager/Sole Book Runner:  Lehman Brothers Inc.

Co-Lead Manager:                   UBS Securities LLC

Rating Agencies:                   Standard & Poor's, a division of The
                                   McGraw-Hill Companies, Inc. ("S&P"), and
                                   Moody's Investors Service, Inc. ("Moody's")

Trustee:                           LaSalle Bank National Association

Fiscal Agent:                      ABN AMRO Bank N.V.

Master Servicer:                   Wachovia Bank, National Association

Special Servicer:                  Lennar Partners, Inc.

---------------------------
1.   Not offered hereby.
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TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Cut-Off Date:                      11/12/2004

Determination Date:                11th day of each month or if such day is not
                                   a business day, then the following business
                                   day

Distribution Date:                 4th business day after the Determination Date
                                   of each month, commencing in 12/2004

Eligible for Underwriters'
Prohibited Transaction Exemption
for ERISA Purposes (Public
Certificates):                     Classes A-1, A-2, A-3, A-4, A-5, A-6, A-J, B,
                                   C, D, E and F

DTC (Public Certificates):         Classes A-1, A-2, A-3, A-4, A-5, A-6, A-J, B,
                                   C, D, E and F

Bloomberg:                         Cash flows will be modeled on Bloomberg

Denominations:                                           Class                                    Minimum Denomination(1)
                                   -----------------------------------------------------------    -----------------------
                                   Classes A-1, A-2, A-3, A-4, A-5, A-6, A-J, B, C, D, E and F           $10,000

Lehman Brothers CMBS Index:        All classes will be included in the Lehman
                                   Brothers CMBS Index

--------------------------
1.   Increments of $1 thereafter.
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                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o    Sequential pay structure(1)

o    Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o    Credit enhancement for each class will be provided by the more subordinate classes

o    Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)(2)

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                                           RATINGS       APPROXIMATE    PASS-THROUGH RATE  WTD. AVG. LIFE
     CLASS   APPROXIMATE FACE AMOUNT ($) (S&P/Moody's)  Credit Support     Description        (years)(3)   Principal Window(3)
------------------------------------------------------------------------------------------------------------------------------------

    A-1(4)           $53,000,000           AAA/Aaa          20.000%       Fixed Rate             3.05      12/2004-09/2009
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    A-2(4)          $383,000,000           AAA/Aaa          20.000%       Fixed Rate             4.94      09/2009-12/2009
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    A-3(4)           $44,000,000           AAA/Aaa          20.000%       Fixed Rate             5.99      12/2009-08/2011
------------------------------------------------------------------------------------------------------------------------------------
    A-4(4)          $154,000,000           AAA/Aaa          20.000%       Fixed Rate             6.89      08/2011-12/2011
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    A-5(4)           $35,000,000           AAA/Aaa          20.000%       Fixed Rate             8.31      12/2011-04/2014
------------------------------------------------------------------------------------------------------------------------------------
    A-6(4)          $383,054,000           AAA/Aaa          20.000%      Fixed Rate(5)           9.63      04/2014-11/2014
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    A-J(4)           $85,479,000           AAA/Aaa          13.500%      Fixed Rate(5)           9.96      11/2014-11/2014
------------------------------------------------------------------------------------------------------------------------------------
     B(4)            $19,726,000           AA+/Aa1          12.000%      Fixed Rate(5)           9.96      11/2014-11/2014
------------------------------------------------------------------------------------------------------------------------------------
     C(4)            $19,726,000            AA/Aa2          10.500%      Fixed Rate(5)           9.96      11/2014-11/2014
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     D(4)            $14,795,000           AA-/Aa3           9.375%      Fixed Rate(5)           9.96      11/2014-11/2014
------------------------------------------------------------------------------------------------------------------------------------
     E(4)            $14,794,000            A+/A1            8.250%      Fixed Rate(5)           9.96      11/2014-11/2014
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     F(4)            $16,439,000             A/A2            7.000%      Fixed Rate(5)           9.96      11/2014-11/2014
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     X-CL         $1,315,067,748(7)        AAA/Aaa            N/A        Variable IO(8)          7.67(9)   12/2004-10/2019(10)
------------------------------------------------------------------------------------------------------------------------------------
     X-CP         $1,225,507,000(7)        AAA/Aaa            N/A        Variable IO(8)          5.31(9)   11/2005-11/2011(10)
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      G              $11,506,000            A-/A3            6.125%      Fixed Rate(5)           9.96      11/2014-11/2014
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      H              $13,151,000          BBB+/Baa1          5.125%          WAC(6)              9.96      11/2014-11/2014
------------------------------------------------------------------------------------------------------------------------------------
      J               $9,863,000           BBB/Baa2          4.375%          WAC(6)              9.98      11/2014-12/2014
------------------------------------------------------------------------------------------------------------------------------------
      K              $16,438,000          BBB-/Baa3          3.125%          WAC(6)             10.04      12/2014-12/2014
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      L               $6,576,000           BB+/Ba1           2.625%      Fixed Rate(5)          10.04      12/2014-12/2014
------------------------------------------------------------------------------------------------------------------------------------
      M               $4,931,000            BB/Ba2           2.250%      Fixed Rate(5)          10.04      12/2014-12/2014
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      N               $4,932,000           BB-/Ba3           1.875%      Fixed Rate(5)          10.04      12/2014-12/2014
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      P               $3,287,000            B+/NR            1.625%      Fixed Rate(5)          12.91      12/2014-08/2019
------------------------------------------------------------------------------------------------------------------------------------
      Q               $3,288,000             B/NR            1.375%      Fixed Rate(5)          14.77      08/2019-10/2019
------------------------------------------------------------------------------------------------------------------------------------
      S               $1,644,000            B-/NR            1.250%      Fixed Rate(5)          14.88      10/2019-10/2019
------------------------------------------------------------------------------------------------------------------------------------
      T              $16,438,748            NR/NR             N/A        Fixed Rate(5)          14.88      10/2019-10/2019
------------------------------------------------------------------------------------------------------------------------------------

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1.   Except that Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
     A-6, Class X-CL and Class X-CP receive interest on a pro-rata basis. Also, if the total principal balance of the Class A-J through Class T is reduced to zero, then Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
     Class A-6 receive principal on a pro-rata basis.
2.   Except that Class A-J bears losses after Class B and before Class A-1,
     Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 (which six classes bear losses on a pro-rata basis).
3.   Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
4.   Certificates offered as part of the public offering.
5.   For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
6.   The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or, in some cases, the WAC minus a specified percentage.
7.   Represents the notional amount.
8.   The Class X-CL and X-CP certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.
9.   Represents the weighted average life of each dollar reduction in notional amount.
10.  Represents period over which the notional amount will be reduced to zero.
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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

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                                                             STATISTICAL DATA(1)
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Loans with Initial Lock-Out & Defeasance Thereafter                 94.9%(2)
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Loans with Initial Lock-Out & Yield Maintenance Thereafter           3.7%(2)
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Loans Currently in Their Defeasance Period                           1.4%(2)
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Weighted Average Remaining Lock-Out                              90.8 months(3)
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Weighted Average Open Period                                      2.8 months
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OPEN PREPAYMENT PERIOD                                    PERCENT OF INITIAL
    AT END OF LOAN             NUMBER OF LOANS         MORTGAGE POOL BALANCE(1)
--------------------------------------------------------------------------------
          None                        19                         12.7%
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        1 Month                       10                         11.2%
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        2 Months                       9                          4.0%
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        3 Months                      42                         59.5%
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        4 Months                       1                          1.4%
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        6 Months                       8                          9.9%
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        12 Months                      3                          1.3%
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         Total:                       92                        100.0%
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1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3.   Weighted Average Remaining Lock-Out represents loans within their Remaining
     Lock-Out or Lock-Out/Defeasance Periods.
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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

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  PREPAYMENT
    PREMIUM       11/2004   11/2005   11/2006   11/2007   11/2008   11/2009   11/2010   11/2011   11/2012    11/2013    11/2014
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  LOCK-OUT/DEF.    100.0%    100.0%     98.7%     97.3%     97.3%     95.9%     93.8%     94.5%     94.8%      94.8%      15.0%
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   YIELD MAINT.      -         -         1.3%      2.7%      2.7%      4.1%      4.1%     5.1%       5.2%       5.2%      25.6%
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    SUB-TOTAL      100.0%    100.0%    100.0%    100.0%    100.0%    100.0%      97.9%    99.6%    100.0%     100.0%      40.6%
------------------------------------------------------------------------------------------------------------------------------------

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 >=5.0%         -         -          -           -        -           -           -          -          -         -         -
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      4.0%         -         -          -           -        -           -           -          -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
      3.0%         -         -          -           -        -           -           -          -          -         -         -
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      2.0%         -         -          -           -        -           -           -          -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
      1.0%         -         -          -           -        -           -           -          -          -         -         -
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      Open         -         -          -           -        -           -         2.1%       0.4%         -         -        59.4%
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      Total     100.0%    100.0%     100.0%      100.0%   100.0%      100.0%     100.0%     100.0%      100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------------------------------------------------

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1.   Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
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                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The pool includes five mortgage loans (representing 30.6% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade
     (the "Investment Grade Loans").

o    Four of the Investment Grade Loans (The Grace Building loan, the 222 East
     41st Street loan, the 757 Third Avenue loan and the Westfield Shoppingtown
     Meriden loan) will be part of a split loan structure comprised of pari passu components and/or subordinate components. The structures of these loans are outlined on the following pages.

o    Summary of the pool composition is as follows:

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                            NUMBER   TOTAL PRINCIPAL BALANCE  PERCENT OF TOTAL
                           OF LOANS     AS OF CUT-OFF DATE      MORTGAGE POOL
--------------------------------------------------------------------------------
Investment Grade Loans(1)      5           $402,701,882             30.6%
--------------------------------------------------------------------------------
Conduit Loans                 87           $912,365,867             69.4%
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TOTAL:                        92         $1,315,067,748            100.0%
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1.   Includes the Westfield Shoppingtown Meriden loan, the subordinate companion loan of the senior Westfield Shoppingtown Meriden loan which was securitized in the LB-UBS 2001-C2 transaction.
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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

THE GRACE BUILDING LOAN A/B NOTE STRUCTURE

o    The Grace Building loan A-2 Note, which will be included in the LB-UBS
     2004-C8 Trust, was created by de-leveraging a larger loan balance utilizing an A/B Note structure.

-----------  ---------  ---------  ---------   -------------  ----------------    --------------

             A-1 NOTES  A-2 NOTES  A-3 NOTES     A-2 NOTES    AAA/AAA TO A-/A2    LB-UBS 2004-C8
             ($117.0m)  ($117.0m)  ($117.0m)     ($117.0m)      CASHFLOWS(1)          TRUST
             ---------  ---------  ---------   -------------  ----------------    --------------
 THE GRACE   -------------------------------   -------------  ----------------
 BUILDING
                         B NOTES                  B NOTES
                        ($30.0m)                 ($30.0m)        WHOLE LOAN

-----------  -------------------------------   -------------  ----------------

o    The A Note and B Note holders receive principal payments pro rata and pari passu. The A Note holders receive monthly interest payments prior to the B
     Note holder receiving monthly interest payments.(2)

o    In a material uncured monetary event of default, the B Note holder receives no principal or interest payments until the principal amounts of the A
     Notes, and interest thereon at the regular mortgage interest rate, have been paid in full.

o    The A-1 and A-3 Notes were contributed to the JPMorgan Chase Commercial
     Mortgage Securities Corp. Series 2004-CIBC9 commercial mortgage securitization ("JPMCC Series 2004-CIBC9") and the Morgan Stanley Capital I
     Inc. Series 2004-TOP15 commercial mortgage securitization, respectively.
     The B Note will be held by an insurance company on a whole loan basis.

o    If the principal balance of the B Note (net of appraisal reduction amount)
     is reduced to less than 25% of its initial principal balance, control will shift to the majority holders of the pari passu A Notes (in the case of the
     A-2 Note, the LB-UBS 2004-C8 controlling class representative will be the
     A-2 Note holder representative). If the majority holders cannot agree on a course of action within the requisite time period, control shifts to the
     JPMCC Series 2004-CIBC9 deal (master servicer - GMAC Commercial Mortgage
     Corporation, special servicer - ARCap Servicing, Inc).

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the A-2 Note proceeds are expected to contribute AAA/Aaa through A-/A2 cashflows to the LB-UBS
     2004-C8 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

THE 222 EAST 41ST STREET LOAN A/B NOTE STRUCTURE

--------------  ------------  ------------------------  ------------------
                   A NOTE       AAA/AAA TO BBB-/BAA3      LB-UBS 2004-C8
                  ($105.0m)          CASHFLOWS(1)             TRUST
222 EAST 41ST   ------------  ------------------------  ------------------
   STREET       ------------  ------------------------
                   B NOTES
                  ($55.0m)           WHOLE LOAN
--------------  ------------  ------------------------

o    The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments(2).

o    The A Note holder receives a pro-rata share of scheduled principal amortization. In a material uncured monetary event of default, the B Note holder receives no principal or interest payments until the principal amount of the A Note, and interest thereon at the regular mortgage interest rate, has been paid in full.

o    The B Note will be held by an institutional investor and will not be included in the LB-UBS 2004-C8 Trust.

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cashflows to the
     LB-UBS 2004-C8 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

THE 757 THIRD AVENUE LOAN A/B NOTE STRUCTURE

--------------  ------------  ------------------------  ------------------
                   A NOTE        AAA/AAA TO AA/AA3        LB-UBS 2004-C8
                  ($70.0m)          CASHFLOWS(1)              TRUST
  757 THIRD     ------------  ------------------------  ------------------
    AVENUE      ------------  ------------------------
                   B NOTES
                  ($60.0m)           WHOLE LOAN
--------------  ------------  ------------------------

o    The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments(2).

o    The B Note holder receives no principal payments until the principal amount of the A Note has been paid in full. In a material uncured monetary event of default, the B Note holder receives no principal or interest payments until the principal amount of the A Note, and interest thereon at the regular mortgage interest rate, has been paid in full.

o    The B Note will be held by an insurance company on a whole loan basis and will not be included in the LB-UBS 2004-C8 Trust.

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AA/Aa3 cashflows to the LB-UBS
     2004-C8 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

THE WESTFIELD SHOPPINGTOWN MERIDEN LOAN SENIOR/SUBORDINATE STRUCTURE

------------- ---------------------  ---------------------  --------------------
              SENIOR COMPANION LOAN  SENIOR COMPANION LOAN  LB-UBS 2001-C2 TRUST
                    ($76.8m)               ($76.8m)
  WESTFIELD   ---------------------  ---------------------  --------------------
SHOPPINGTOWN
   MERIDEN    ---------------------  ---------------------  --------------------
                   SUBORDINATE
                 COMPANION LOAN         AAA/AAA TO A+/A3    LB-UBS 2001-C8 TRUST
                    ($18.2m)              CASHFLOWS(1)
------------- ---------------------  ---------------------  --------------------

o    The senior companion loan holder receives monthly interest payments prior to the subordinate companion loan holder receiving monthly interest payments(2).

o    The subordinate companion loan holder receives no principal payments until the principal amount of the senior companion loan has been paid in full.
     During the occurrence of certain events of default, the subordinate companion loan holder receives no principal or interest payments until the senior companion loan has been paid in full.

o    The senior companion loan was securitized in the LB-UBS 2001-C2 transaction and will not be included in the LB-UBS 2004-C8 Trust.

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the subordinate companion loan proceeds are expected to contribute AAA/Aaa through A+/A3 cashflows to the LB-UBS 2004-C8 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

o    The A Note(1) DSCR and LTV are set forth below:

--------------------------------------------------------------------------------
                  THE GRACE BUILDING  222 EAST 41ST STREET  757 THIRD AVENUE
--------------------------------------------------------------------------------
   UW DSCR(2)           1.86x                1.77x                2.01x
--------------------------------------------------------------------------------
UW Net Cash Flow     $44,450,040          $12,060,257          $10,593,399
--------------------------------------------------------------------------------
     LTV(3)             55.3%                49.8%                42.4%
--------------------------------------------------------------------------------
Appraised Value      $635,000,000         $211,000,000        $165,000,000
--------------------------------------------------------------------------------
Shadow Rating(4)        A-/A2              BBB-/Baa3             AA/Aa3
--------------------------------------------------------------------------------

o    The combined A Note(1) and B Note(5) DSCR and LTV are set forth below:

--------------------------------------------------------------------------------
                  The Grace Building    222 East 41st Street    757 Third Avenue
--------------------------------------------------------------------------------
   UW DSCR(6)           1.70x                  1.06x                  1.12x
--------------------------------------------------------------------------------
UW Net Cash Flow     $44,450,040            $12,060,257            $10,593,399
--------------------------------------------------------------------------------
     LTV(7)             60.0%                  75.8%                  78.8%
--------------------------------------------------------------------------------
Appraised Value      $635,000,000           $211,000,000          $165,000,000
--------------------------------------------------------------------------------

----------------------
1.   Represents the A-2 Note and non-trust A-1 and A-3 Notes of a whole loan secured by The Grace Building (combined balance of $351,000,000), the A
     Note of a whole loan secured by the 222 East 41st Street loan and the A
     Note of a whole loan secured by the 757 Third Avenue loan.
2.   In the case of The Grace Building loan, calculated based on underwritten net cash flow and the annualized average of the monthly P&I payments commencing year four through maturity and a loan amount of $351,000,000 comprised of the A-2 Note and the non-trust A-1 and A-3 Notes. In the case of the 222 East 41st Street loan A Note and the 757 Third Avenue loan A
     Note, calculated based on projected underwritten net cash flow and the applicable annualized average of the monthly P&I payments following each loan's respective interest only period through maturity.
3.   Based on the related appraised value, and in the case of The Grace Building loan, calculated assuming a loan amount that includes the A-2 Note, the non-trust A-1 Note and the non-trust A-3 Note (combined balance of
     $351,000,000). In the case of the 222 East 41st Street loan and the 757
     Third Avenue loan, calculated assuming a loan amount that includes the A
     Note only.
4.   S&P and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
5.   The Grace Building B Note (balance of $30,000,000), the 222 East 41st
     Street B Note (balance of $55,000,000) and the 757 Third Avenue B Note
     (balance of $60,000,000), will not be included in the LB-UBS 2004-C8 Trust.
6.   In the case of The Grace Building loan, calculated based on underwritten net cash flow and the annual debt service payment commencing year four and calculated assuming a loan amount that includes the A-2 Note, the non-trust
     A-1 Note, the non-trust A-3 Note and the non-trust B Note (combined balance of $381,000,000). In the case of each of the 222 East 41st Street loan and the 757 Third Avenue loan, calculated based on projected underwritten net cash flow and the applicable annual debt service payment following each loan's respective interest only period and a loan amount that includes the related A Note and B Note.
7.   Based on the related appraised value, and in the case of The Grace Building loan, calculated assuming a loan amount that includes the A-2 Note, the non-trust A-1 Note, the non- trust A-3 Note and the non-trust B Note
     (combined balance of $381,000,000). In the case of the 222 East 41st Street loan and the 757 Third Avenue loan, calculated assuming a loan amount that includes the related A Note and B Note.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 11             [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing loans in the LB-UBS 2004-C8 transaction include the following:

     -    Westfield America, Inc.

     -    Anglo Irish Bank Corporation plc

     -    Trizec Properties, Inc. / The Swig Investment Company

     -    RFR Holding LLC

     -    The Lembi Group

     -    Broadway Real Estate Partners, LLC

     -    U-Store-It Trust

     -    Aslan Realty Partners II, LP

o    Conduit Origination Program:

     -    Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     -    Underwritten DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term.

     -    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions

          o    Delivered for substantially all loans with principal balances greater than $15 million(1)

     -    Cash management systems affecting approximately 99.8% of the initial mortgage pool balance

          o    Hard lockbox- 30.2% of the initial mortgage pool balance(2)

          o    Springing lockbox- 69.6% of the initial mortgage pool balance

---------------------------
1.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.
2.   Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the Borrower unless there is the occurrence of certain trigger events and certain multifamily and MHP properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 12             [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

--------------------------------------------------------------------------------
ESCROW TYPE(1)                        PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Tax Reserves(3)                                        98.8%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                  85.4%
--------------------------------------------------------------------------------
Replacement Reserves                                   87.5%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                  100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                       69.5%
--------------------------------------------------------------------------------
TI & LC (Retail)                                       93.4%
--------------------------------------------------------------------------------

---------------------------
1.   Escrows are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from Sponsor.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3.   In some instances where there are no actual tax escrows, certain investment grade tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.
4.   In some instances where there are no actual insurance escrows, certain investment grade tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 13             [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                         GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------

Size of Pool                                                                                                         $1,315,067,748
------------------------------------------------------------------------------------------------------------------------------------
Contributors of Collateral                                                                                            Lehman: 67.4%
                                                                                                                         UBS: 32.6%
------------------------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                                  92
------------------------------------------------------------------------------------------------------------------------------------
Number of Properties                                                                                                            163
------------------------------------------------------------------------------------------------------------------------------------
Single Tenant Properties(1)                                                                                                    8.2%
------------------------------------------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                                                                30.6%
------------------------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                                5.511%
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(2)                                                                             99 months
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(2)                                                                            97 months
------------------------------------------------------------------------------------------------------------------------------------
Average Balance                                                                                                         $14,294,215
------------------------------------------------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)                                                          $10,486,964
------------------------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                                           $117,000,000
------------------------------------------------------------------------------------------------------------------------------------
WA U/W DSCR                                                                              Aggregate Pool: 1.50x; Conduit Only: 1.37x
------------------------------------------------------------------------------------------------------------------------------------
WA LTV at Cut-Off Date                                                                   Aggregate Pool: 68.8%; Conduit Only: 75.6%
------------------------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(2)                                                                Aggregate Pool: 62.2%; Conduit Only: 68.5%
------------------------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                                                                      26 States
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   In the case of 16 mortgaged properties, securing 8.2% of the initial mortgage pool balance, the related borrower has leased the property to one tenant that occupies 90% or more of the particular property.
2.   Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 14             [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                   NO.        CUT-OFF DATE
                                OF LOANS       BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
1 - 2,000,000                      9            11,516,316          0.9
2,000,001 - 4,000,000             28            92,453,070          7.0
4,000,001 - 6,000,000              9            43,845,894          3.3
6,000,001 - 8,000,000              8            55,380,646          4.2
8,000,001 - 10,000,000             5            43,991,000          3.3
10,000,001 - 20,000,000           16           216,510,937         16.5
20,000,001 - 30,000,000            7           169,327,887         12.9
30,000,001 - 40,000,000            3           105,100,000          8.0
40,000,001 - 50,000,000            1            40,942,000          3.1
60,000,001 - 70,000,000            2           131,500,000         10.0
80,000,001 - 90,000,000            1            90,000,000          6.8
90,000,001 - 100,000,000           1            92,500,000          7.0
100,000,001 - 150,000,000          2           222,000,000         16.9
--------------------------------------------------------------------------------
TOTAL:                            92         1,315,067,748        100.0
--------------------------------------------------------------------------------
Min:                              526,000
Max:                          117,000,000
Average:                       14,294,215
--------------------------------------------------------------------------------

STATE (1)
--------------------------------------------------------------------------------
                          NO.          CUT-OFF DATE
                     OF PROPERTIES      BALANCE ($)        % OF POOL
--------------------------------------------------------------------------------
NY                        4             298,000,000           22.7
CA                       40             209,986,876           16.0
  Northern California    30             133,875,000           10.2
  Southern California    10              76,111,876            5.8
CT                        3             136,701,882           10.4
PA                        5              120,777,67           79.2
TX                       17             104,403,071            7.9
IL                       28              83,709,022            6.4
FL                       11              73,331,661            5.6
GA                        8              44,825,966            3.4
CO                        3              42,992,048            3.3
OH                        7              39,351,000            3.0
Other(2)                 37             160,988,545           12.2
--------------------------------------------------------------------------------
TOTAL:                  163           1,315,067,748          100.0
--------------------------------------------------------------------------------

PROPERTY TYPE (1)
--------------------------------------------------------------------------------

                          NO.         CUT-OFF DATE
                    OF PROPERTIES       BALANCE ($)     % OF POOL
--------------------------------------------------------------------------------
Office                    15           578,069,575        44.0
Retail                    60           325,345,302        24.7
  Regional Mall            1            18,201,882         1.4
  Anchored Retail         46           254,955,811        19.4
  Unanchored Retail       13            52,187,610         4.0
Multifamily(3)            56           280,346,801        21.3
Self Storage              29            98,214,022         7.5
Industrial/Warehouse       2            30,592,048         2.3
Other                      1             2,500,000         0.2
--------------------------------------------------------------------------------
TOTAL:                   163         1,315,067,748       100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                       NO.       CUT-OFF DATE
                    OF LOANS      BALANCE ($)     % OF POOL
--------------------------------------------------------------------------------
4.251 - 4.500           1        105,000,000          8.0
4.751 - 5.000           1          4,000,000          0.3
5.001 - 5.250          12        253,125,321         19.2
5.251 - 5.500          24        192,618,661         14.6
5.501 - 5.750          25        396,581,711         30.2
5.751 - 6.000          19        276,798,956         21.0
6.001 - 6.250           6         41,940,419          3.2
6.251 - 6.500           2         23,592,048          1.8
6.751 - 7.000           1          3,208,750          0.2
7.251 - 7.500           1         18,201,882          1.4
--------------------------------------------------------------------------------
TOTAL:                 92      1,315,067,748        100.0
--------------------------------------------------------------------------------
Min:                 4.497
Max:                 7.450
Weighted Average:    5.511
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------------------------
                       NO.        CUT-OFF DATE
                    OF LOANS        BALANCE ($)    % OF POOL
--------------------------------------------------------------------------------
49 - 60                25         386,666,982         29.4
61 - 84                 9         164,536,000         12.5
85 - 120               46         693,899,967         52.8
121 >=                 12          69,964,798          5.3
--------------------------------------------------------------------------------
TOTAL:                 92       1,315,067,748        100.0
--------------------------------------------------------------------------------
Min:                   60
Max:                  180
Weighted Average:      99
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------------------------
                       NO.       CUT-OFF DATE
                    OF LOANS      BALANCE ($)    % OF POOL
--------------------------------------------------------------------------------
37 - 60                25        386,666,982        29.4
61 - 84                10        182,737,882        13.9
85 - 120               45        675,698,086        51.4
121 >=                 12         69,964,798         5.3
--------------------------------------------------------------------------------
TOTAL:                 92      1,315,067,748       100.0
--------------------------------------------------------------------------------
Min:                   45
Max:                  179
Weighted Average:      97
--------------------------------------------------------------------------------

AMORTIZATION TYPES
--------------------------------------------------------------------------------
                           NO.       CUT-OFF DATE
                        OF LOANS      BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
Amortizing Balloon(4)      74        993,043,998           75.5
Interest Only              15        245,115,000           18.6
Hyperamortizing(5)          3         76,908,750            5.8
--------------------------------------------------------------------------------
TOTAL:                     92      1,315,067,748          100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                       NO.        CUT-OFF DATE
                    OF LOANS       BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
<= 50.0                2          175,000,000           13.3
50.1 - 55.0            1           18,201,882            1.4
55.1 - 60.0            2          123,000,000            9.4
60.1 - 65.0            9          133,753,217           10.2
65.1 - 70.0            7           29,856,566            2.3
70.1 - 75.0           22          339,168,188           25.8
75.1 - 80.0           46          446,220,896           33.9
80.1 >=                3           49,867,000            3.8
--------------------------------------------------------------------------------
TOTAL:                92        1,315,067,748          100.0
--------------------------------------------------------------------------------
Min:                42.4
Max:                86.4
Weighted Average:   68.8
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------

                       NO.         CUT-OFF DATE
                    OF LOANS       BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
35.01 - 40.00           1           70,000,000          5.3
40.01 - 45.00           1            6,000,000          0.5
45.01 - 50.00           5          246,357,282         18.7
50.01 - 55.00           5            8,522,417          0.6
55.01 - 60.00          10          147,033,414         11.2
60.01 - 65.00          17          185,970,899         14.1
65.01 - 70.00          26          311,225,075         23.7
70.01 - 75.00          13          185,699,661         14.1
75.01 - 80.00          12          138,892,000         10.6
80.01 - 85.00           1           12,559,000          1.0
85.01 >=                1            2,808,000          0.2
--------------------------------------------------------------------------------
TOTAL:                 92        1,315,067,748        100.0
--------------------------------------------------------------------------------
Min:                 35.5
Max:                 86.4
Weighted Average:    62.2
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------

                       NO. OF     CUT-OFF DATE
                       LOANS       BALANCE ($)    % OF POOL
--------------------------------------------------------------------------------
1.12 - 1.19              6        70,274,000         5.3
1.20 - 1.29             37       416,063,859        31.6
1.30 - 1.39             20       127,726,115         9.7
1.40 - 1.49              9        26,354,915         2.0
1.50 - 1.59              9       192,083,311        14.6
1.60 - 1.79              7       232,915,548        17.7
1.80 - 1.89              2       178,500,000        13.6
1.90 >=                  2        71,150,000         5.4
--------------------------------------------------------------------------------
TOTAL:                  92     1,315,067,748       100.0
--------------------------------------------------------------------------------
Min:                  1.12
Max:                  2.01
Weighted Average:     1.50
--------------------------------------------------------------------------------

---------------------------
1.   Percentages based on allocated loan amount per property.
2.   No other state represents more than 2.9% of the initial mortgage pool balance.
3.   Multifamily component includes MHP properties representing 2.6% of the aggregate pool.
4.   Includes 47.2% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans 93.3% have three years or less of interest only payments. Of the loans that provide for payments of interest only for a specified number of periods, 50.7% are investment grade loans.
5.   Includes 5.8% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the anticipated repayment date. Of these loans 95.8% have three years or less of interest only payments. Of these loans 91.0% are investment grade loans.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 15             [UBS INVESTMENT BANK LOGO]

SIGNIFICANT MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT GRADE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                         PERCENT OF
                                         PROPERTY       CUT-OFF DATE    INITIAL MORTGAGE       U/W
NAME                                       TYPE            BALANCE        POOL BALANCE        DSCR(1)     LTV(2)      S&P/MOODY'S(3)
------------------------------------------------------------------------------------------------------------------------------------

The Grace Building (A-2 Note)(4)          Office        $117,000,000          8.9%             1.86x       55.3%          A-/A2
------------------------------------------------------------------------------------------------------------------------------------
222 East 41st Street (A Note)(5)          Office         105,000,000          8.0              1.77        49.8         BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Pickwick Plaza                            Office          92,500,000          7.0              1.65        63.8           A/Baa3
------------------------------------------------------------------------------------------------------------------------------------
757 Third Avenue (A Note)(6)              Office          70,000,000          5.3              2.01        42.4           AA/Aa3
------------------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown Meriden
(subordinate companion loan)(7)        Regional Mall      18,201,882          1.4              1.60        51.4           A+/A3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      -          $402,701,882         30.6%             1.80X       53.4%            -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable. In the case of The Grace Building loan, based on the annualized average of the monthly P&I payments commencing year four through maturity and a loan amount of $351,000,000 comprised of the A-2
     Note and the non-trust A-1 and A-3 Notes. In the case of the 222 East 41st
     Street loan A Note and the 757 Third Avenue loan A Note, based on the applicable annualized average of the monthly P&I payments following each loan's respective interest only period through maturity. In the case of the
     Pickwick Plaza loan, based on the actual annual debt service constant commencing year four. In the case of the Westfield Shoppingtown Meriden loan, based on the actual annual debt service constant and the original whole loan balance of $98,500,000.
2.   Calculated based on Cut-Off Date Balance and the related appraised value.
     In the case of The Grace Building loan, calculated assuming a loan amount that includes the A-2 Note, the non-trust A-1 Note, and the non-trust A-3
     Note (combined balance of $351,000,000). In the case of the 222 East 41st
     Street loan and the 757 Third Avenue loan, calculated assuming a loan amount that includes the A Note only. In the case of the Westfield
     Shoppingtown Meriden loan, calculated assuming a loan amount that includes the subordinate companion loan and the non-trust senior companion loan
     (aggregate current balance of $95,037,822).
3.   S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
4.   Represents the A-2 Note of a $381,000,000 whole loan secured by The Grace
     Building.
5.   Represents the A Note of a $160,000,000 whole loan secured by 222 East 41st
     Street.
6.   Represents the A Note of a $130,000,000 whole loan secured by 757 Third
     Avenue.
7.   Represents the subordinate companion loan of an original $98,500,000 whole loan secured by Westfield Shoppingtown Meriden.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 16             [UBS INVESTMENT BANK LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE GRACE BUILDING

Shadow Rating(1):                  A-/A2

Purpose:                           Refinance

Cut-Off Date Balance (A-2 Note):   $117,000,000

Loan Per Square Foot (A Note):     $231

Interest Rate:                     5.5082%

Maturity Date:                     7/10/2014

Term to Maturity:                  10 years

Amortization(2):                   30 years

Sponsor:                           Trizec Properties, Inc. and The Swig
                                   Investment Company

Property:                          49-story Class A office building with
                                   1,518,210 square feet of net rentable area
                                   and 185-space parking garage

Location:                          New York, NY

Year Built:                        1971; renovated 2001 and 2002

Occupancy (As of):                 98.1% (5/1/2004)

                                                                         Approx. % of                                Ratings
Major Tenants(3):                  Tenant                     Square Feet  Base Rent  Rent PSF(4)  Lease End Date  S&P/Moody's(5)
                                   ------                     -----------  ---------  -----------  --------------  --------------

                                   Home Box Office, Inc.        279,434      20.4%       $45.09     12/31/2018      BBB+/Baa1
                                   Coudert Brothers LLP         258,445      13.8%       $32.86      5/31/2013         NR
                                   The Interpublic Group of     155,825       9.0%       $35.47     11/30/2009      BB+/Baa3
                                     Companies, Inc.
                                   Kronish Lieb Weiner &          93,030      5.2%       $34.62      4/30/2014         NR
                                     Hellman LLP
                                   Salant Corporation           100,725       4.8%       $29.49      1/31/2013        B+/B2

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the A-2 Note proceeds are expected to contribute AAA/Aaa through A-/A2 cashflows to the LB-UBS
     2004-C8 Trust.
2.   Interest only during first three years.
3.   Ranked by approximate percentage of total underwritten base rent.
4.   Reflects in-place base rent.
5.   Credit ratings may reflect the rating of the parent company, whether or not it is obligated under the related lease, if tenant company is not rated.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 17             [UBS INVESTMENT BANK LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE GRACE BUILDING (CONT.)

Appraised Value (As of):           $635,000,000 (6/1/2004)

Cut-Off Date LTV(1):               55.3%

U/W NCF:                           $44,450,040

Cut-Off Date U/W DSCR(1)(2):       1.86x

Ownership Interest:                Fee

Reserves:                          Springing reserves for taxes, insurance,
                                   replacement costs and TI/LCs upon event of
                                   default or net cash flow is less than
                                   $32,226,000. Springing reserve as of
                                   6/10/2012 for TI/LCs at $20 per square foot
                                   per annum for Coudert Brothers LLP's space if
                                   lease not renewed or space not re-leased.

Lockbox:                           Springing

Prepayment/Defeasance:             Defeasance beginning two years after
                                   securitization of all A Note components.
                                   Prepayment without penalty permitted three
                                   months prior to Maturity Date.

B Note:                            $30,000,000 subordinated B Note is held by an
                                   insurance company. In a material uncured
                                   monetary event of default, the B Note holder
                                   receives no principal or interest payments
                                   until the principal amounts of the A Notes,
                                   and interest thereon at the regular mortgage
                                   interest rate, have been paid in full. The B
                                   Note will not be included in the LB-UBS
                                   2004-C8 Trust.

---------------------------
1.   Based on a loan amount of $351,000,000 that includes the A-2 Note and the non-trust A-1 Note and non-trust A-3 Note.
2.   Calculated based on underwritten net cashflow and annualized average debt constant of 6.812% commencing year four and without regard to B Note.
--------------------------------------------------------------------------------

[LEHMAN BROTHERS LOGO]                 18             [UBS INVESTMENT BANK LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

222 EAST 41ST STREET

Shadow Rating(1):                  BBB-/Baa3

Purpose:                           Acquisition

Cut-Off Date Balance (A Note):     $105,000,000

Loan Per Square Foot (A Note):     $282

Interest Rate:                     4.4965%

Maturity Date:                     10/11/2011

Term to Maturity:                  7 years

Amortization(2):                   25 years

Sponsor:                           Anglo Irish Bank Corporation plc

Property:                          25-story Class A office building with 371,814
                                   square feet of net rentable area and 75-space
                                   parking garage

Location:                          New York, NY

Year Built:                        2002

Occupancy (As of):                 92.0% (9/30/2004)

                                                                                         Approx. %
Major Tenants(3):                  Tenant                                  Square Feet  of Base Rent   Rent PSF(4)   Lease End Date
                                   ------                                  -----------  ------------   -----------   --------------

                                   Jones Day                                 299,538       80.0%         $55.00        10/31/2016
                                   Council of the European Union              35,916        9.6%         $55.00         7/31/2013
                                   New Zealand Trade Development Board         6,257        1.7%         $57.00         6/30/2013

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cashflows to the
     LB-UBS 2004-C8 Trust.
2.   Interest only during first three years.
3.   Ranked by approximate percentage of total underwritten base rent.
4.   Reflects in-place base rent.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

222 EAST 41ST STREET (CONT.)

Appraised Value (As of):           $211,000,000 (10/1/2004)

Cut-Off Date LTV:                  49.8%

U/W NCF:                           $12,060,257

Cut-Off Date U/W DSCR(1):          1.77x

Ownership Interest:                Leasehold

Reserves:                          On-going tax and ground rent reserves and a
                                   deposit of $975,429 in an unfunded tenant
                                   allowance account. Springing reserves for
                                   insurance and replacement costs.

Lockbox:                           Springing

Prepayment/Defeasance:             Defeasance beginning two years after
                                   securitization. Prepayment without penalty
                                   permitted three months prior to Maturity
                                   Date.

B Note:                            $55,000,000 subordinated B Note is held by an
                                   institutional investor. In a material uncured
                                   monetary event of default, the B Note holder
                                   receives no principal or interest payments
                                   until the principal amount of the A Note, and
                                   interest thereon at the regular mortgage
                                   interest rate, has been paid in full. The B
                                   Note will not be included in the LB-UBS
                                   2004-C8 Trust.

Mezzanine Debt:                    A mezzanine loan not to exceed $30,000,000 is
                                   permitted but must be co-terminus with the
                                   first mortgage and is subject to an
                                   intercreditor agreement which complies with
                                   rating agency guidelines.

---------------------------
1.   Calculated based on projected underwritten net cashflow and annualized average debt constant of 6.492% commencing year four and without regard to
     B Note.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PICKWICK PLAZA

Shadow Rating(1):                  A/Baa3 Purpose:

Refinance Cut-Off Date Balance:    $92,500,000

Loan Per Square Foot:              $390

Interest Rate:                     5.980%

Maturity Date:                     4/11/2014

Term to Maturity:                  9 years, 6 months

Amortization(2):                   30 years

Sponsor:                           Broadway Real Estate Partners, LLC

Property:                          A three building Class A office complex with
                                   237,474 square feet of net rentable area and
                                   854-space parking garage

Location:                          Greenwich, CT

Year Built:                        1974; renovated 2002

Occupancy (As of):                 91.8% (8/1/2004)

                                                                                    Approx. % of              Lease      Ratings
Major Tenants(3):                  Tenant                               Square Feet  Base Rent   Rent PSF(4) End Date S&P/Moody's(5)
                                   ------                               -----------  ---------   ----------- -------- --------------

                                   Interactive Brokers Group LLC           51,372      22.4%       $62.60    7/31/2006      NR
                                   General Atlantic Service Corporation    40,203      19.3%       $69.00    4/30/2014      NR
                                   Deutsche Bank Alex. Brown, Inc.         24,120      10.7%       $63.75    3/31/2012    AA-/Aa3
                                   NFO Research, Inc.                      24,315       7.7%       $45.75   12/31/2008      NR
                                   Morgan Stanley DW, Inc.                 11,415       5.2%       $66.00    9/30/2009    A+/Aa3

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through A/Baa3 cashflows to the LB-UBS
     2004-C8 Trust.
2.   Interest only during first three years.
3.   Ranked by approximate percentage of total underwritten base rent.
4.   Reflects in-place base rent.
5.   Credit ratings may reflect the rating of the parent company, whether or not it is obligated under the related lease, if tenant company is not rated.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PICKWICK PLAZA (CONT.)

Appraised Value (As of):           $145,000,000 (7/12/2004)

Cut-Off Date LTV:                  63.8%

U/W NCF:                           $10,933,354

Cut-Off Date U/W DSCR(1):          1.65x

Ownership Interest:                Fee

Reserves:                          On-going for taxes and insurance, rollover
                                   reserves, and replacement reserves. Upfront
                                   rollover reserve of $1.92 million.

Lockbox:                           Hard

Prepayment/Defeasance:             Defeasance permitted two years after
                                   securitization. Prepayment without penalty
                                   permitted three months prior to Maturity
                                   Date.

Mezzanine Debt:                    $21,000,000 mezzanine loan is co-terminus
                                   with the first mortgage and is subject to an
                                   intercreditor agreement which complies with
                                   rating agency guidelines.

---------------------------
1.   Calculated based on projected underwritten net cashflow and annualized average debt constant of 7.179% commencing year four.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

757 THIRD AVENUE

Shadow Rating(1):                    AA/Aa3

Purpose:                             Refinance

Cut-Off Date Balance (A Note):       $70,000,000

Loan Per Square Foot (A Note):       $152

Interest Rate(2):                    5.558543%

Anticipated Repayment Date ("ARD"):  8/11/2014

Maturity Date:                       8/11/2034

Original Term to ARD:                10 years

Amortization(3):                     30 years

Sponsor:                             RFR HOLDING LLC

Property:                            27-story Class A office building with
                                     459,002 square feet of net rentable area

Location:                            New York, NY

Year Built:                          1962; renovated 1987

Occupancy (As of):                   96.9% (9/1/2004)

                                                                                             Approx. % of
Major Tenants(4):                    Tenant                                      Square Feet  Base Rent   Rent PSF(5) Lease End Date
                                     ------                                      -----------  ---------   ----------- --------------

                                     KPMG LLP                                      197,764       39.2%       $33.72      5/31/2012
                                     Rosen Seymour Shapss Martin & Company LLP      39,711       9.6%        $41.43      9/30/2012
                                     Cohen & Steers Capital Management, Inc.        30,579       7.2%        $40.48     12/31/2007
                                     Aaronson Rappaport Feinstein & Deutsch, LLP    32,923       6.7%        $25.23      3/31/2011
                                     Aerotek Inc.                                   24,049       4.4%        $31.00     11/30/2007

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through AA/Aa3 cashflows to the LB-UBS
     2004-C8 Trust.
2.   Weighted average rate of A-1 Note component with principal balance of
     $35,000,000 and rate of 6.143846% and A-2 Note component with principal balance of $35,000,000 and rate of 4.97324%.
3.   Interest only during first three years.
4.   Ranked by approximate percentage of total underwritten base rent.
5.   Reflects in-place base rent.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

757 THIRD AVENUE (CONT.)

Appraised Value (As of):           $165,000,000 (6/14/2004)

Cut-Off Date LTV:                  42.4%

U/W NCF:                           $10,593,399

Cut-Off Date U/W DSCR(1):          2.01x

Ownership Interest:                Fee

Reserves:                          On-going for taxes, insurance and replacement
                                   reserves. Additionally, $1,629,594 has been
                                   deposited in a rollover reserve.

Lockbox:                           Hard

Prepayment/Defeasance:             Defeasance beginning two years after
                                   securitization. Prepayment without penalty
                                   permitted six months prior to ARD.

B Note:                            The $60,000,000 subordinated B Note does not
                                   receive principal payments until the A Note
                                   has been paid in full. In a material uncured
                                   monetary event of default, the B Note holder
                                   receives no principal or interest payments
                                   until the principal amount of the A Note, and
                                   interest thereon at the regular mortgage
                                   interest rate, has been paid in full. The B
                                   Note is held by an insurance company and will
                                   not be included in the LB-UBS 2004-C8 Trust.

Mezzanine Debt:                    $10,000,000 mezzanine loan is co-terminus
                                   with the anticipated repayment date of the
                                   first mortgage and is subject to an
                                   intercreditor agreement which complies with
                                   rating agency guidelines.

---------------------------
1.   Calculated based on projected underwritten net cashflow and annualized average debt constant of 7.520% commencing year four and without regard to
     B Note.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                      OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PERCENT OF INITIAL
                                   PROPERTY            CUT-OFF DATE           MORTGAGE POOL           U/W
NAME                                 TYPE                 BALANCE               BALANCE             DSCR(1)          LTV(2)
------------------------------------------------------------------------------------------------------------------------------------

Lembi Portfolio(3)                Multifamily          $113,875,000               8.7%               1.18x           72.3%
------------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio I            Self-Storage           90,000,000               6.8                1.57            73.6
------------------------------------------------------------------------------------------------------------------------------------
1601 Market Street                   Office              61,500,000               4.7                1.89            74.5
------------------------------------------------------------------------------------------------------------------------------------
Gehr Florida Portfolio               Retail              40,942,000               3.1                1.21            79.8
------------------------------------------------------------------------------------------------------------------------------------
Houston Apartments Portfolio      Multifamily            40,000,000               3.0                1.52            75.4
------------------------------------------------------------------------------------------------------------------------------------
Hunt Retail Portfolio                Retail              34,500,000               2.6                1.20            84.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                -               $380,817,000              29.0%               1.45X           74.3%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related or estimated appraised value.
3.   The Lembi Portfolio consists of nine cross-collateralized and cross-defaulted mortgage loans secured by 29 multifamily properties with a combined loan amount of $113,875,000.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO(1)

Purpose:                           Refinance

Cut-Off Date Balance:              $113,875,000

Loan Per Unit(2):                  $150,934

Interest Rate:                     5.920%

Maturity Date:                     11/11/2009

Term to Maturity:                  5 years

Amortization:                      Interest only

Sponsors:                          Frank E. Lembi, Walter R. Lembi, Olga Lembi
                                   Residual Trust, Billie Z. Salevouris, David
                                   M. Raynal and Ralph Dayan

Property:                          The portfolio is comprised of nine loans
                                   consisting of twenty-nine multifamily
                                   properties. There are a total of 822 units
                                   including twenty-seven retail units. The
                                   multifamily unit mix is comprised of 534
                                   studio units, 242 one-bedroom units, and 19
                                   two-bedroom units.

Location:                          San Francisco, CA

Years Built:                       From 1908-1959 with renovations as units turn
                                   over

Overall Occupancy (As of)(2):      96.3% (10/5/2004)

---------------------------
1.   The Lembi Portfolio consists of nine cross-collateralized and cross-defaulted loans: Lembi Portfolio-Trophy Properties III, LLC
     ($26,747,000, eight properties), Lembi Portfolio-LRL Citigroup Properties
     DE, LLC ($19,003,000, eight properties), Lembi Portfolio-LSL Property
     Holdings V, LLC ($14,678,000, four properties), Lembi Portfolio-LSL
     Property Holdings VI, LLC ($8,631,000, two properties), Lembi Portfolio-SRV
     Bay Citi Properties, LLC ($12,559,000, three properties), Lembi
     Portfolio-124 Mason ($2,808,000, one property), Lembi Portfolio-500
     Bartlett ($526,000, one property), Lembi Portfolio-1520 Gough ($4,627,000, one property), and Lembi Portfolio-1320-1380 Lombard ($24,296,000, one
     property).
2.   As of 10/5/2004 and calculated as a weighted average based on allocated loan balance, and includes commercial units.
--------------------------------------------------------------------------------

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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO (CONT.)

Appraised Value (As of):        $158,325,000 (9/24/2004)

Cut-Off Date LTV(1):            72.3%

U/W NCF:                        $8,069,234

Cut-Off Date U/W DSCR(1)(2):    1.18x

Ownership Interest:             Fee

Release of Properties:          Yes

Reserves:                       On-going for taxes, insurance, and CapEx.

Lockbox:                        Springing

Prepayment/Defeasance:          Defeasance beginning four years after
                                origination. Prepayment without penalty allowed
                                90 days prior to Maturity Date.

Mezzanine Debt:                 $16,125,000 full-recourse mezzanine financing
                                which is co-terminus with the first mortgage and
                                is subject to an intercreditor agreement that
                                complies with rating agency guidelines.

Recourse(3):                    The loans are initially 100% full recourse to
                                the borrower and its sponsors. Combined with the
                                mezzanine debt of $16,125,000, the total loan
                                amount is $130,000,000. The recourse on
                                $108,000,000 of the loans is to be released when
                                the entire $130,000,000 (first mortgage and
                                mezzanine) loan amount achieves a debt service
                                coverage ratio of at least 1.20x based on the
                                trailing 12-month underwritten net cash flow, a
                                30year amortization schedule and the actual
                                interest rate. $5,875,000 of the loans is full
                                recourse throughout the term of the loan.

----------
1.   As of the Cut-Off Date and calculated as a weighted average based on allocated loan balances.

2.   Calculated as a weighted average and based on interest rate calculated on an actual/360 basis.

3.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO I

Purpose:                        Acquisition

Cut-Off Date Balance:           $90,000,000

Loan Per Square Foot:           $54

Interest Rate:                  5.085%

Maturity Date:                  11/11/2009

Origina l Term to Maturity:     5 years

Amortization(1):                27 years

Sponsor:                        U-Store-It Trust

Property:                       Portfolio of 26 self-storage facilities with an
                                aggregate of 14,253 units containing
                                approximately 1,680,858 square feet

Location:                       Illinois (16 properties), Indiana (7
                                properties), Ohio (2 properties) and Wisconsin
                                (1 property)

Year Built:                     Various

Occupancy (As of):              84.0% (TTM through 6/30/2004, weighted by
                                allocated loan balance)

----------
1.   Interest only during first year.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO I (CONT.)

Appraised Value (As of):        $122,350,000 (6/28/2004 through 7/11/2004)

Cut-Off Date LTV(1):            73.6%

U/W NCF:                        $9,652,891

Cut-Off Date U/W DSCR(2):       1.57x

Ownership Interest:             Fee

Release of Properties:          Yes

Substitution of Properties:     Permitted up to one-third of the original
                                principal amount

Reserves:                       On-going taxes and replacement reserves at $0.15
                                per square foot. Insurance reserves not required
                                so long as the property covered under the
                                Sponsor's blanket insurance policy.

Lockbox:                        Springing

Prepayment/Defeasance:          Defeasance beginning two years after
                                securitization. Prepayment without penalty
                                permitted three months prior to Maturity Date.

----------
1.   Calculated based on the aggregate of the appraised values for the 26 properties securing the loan.

2.   Calculated based on projected underwritten net cash flow and actual annual debt constant of 6.817% commencing year two.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1601 MARKET STREET

Loan Purpose:                   Acquisition

Cut-Off Date Balance:           $61,500,000

Loan Per Square Foot(1):        $92

Interest Rate:                  5.120%

Maturity Date:                  11/11/2009

Term to Maturity:               5 years

Amortization:                   Interest only

Sponsor:                        Aslan Realty Partners II, LP

Property:                       36-story Class A office building containing
                                665,568 square feet

Location:                       Philadelphia, PA

Year Built:                     1969; renovated 1989

Occupancy (As of):              92.0% (11/5/2004)

Major Tenants:                                                              Approx. %                    Lease          Ratings
                            Tenant                          Square Feet   of Base Rent   Rent PSF(2)    End Date      S&P/Moody's
                            ------                          -----------   ------------   -----------    --------      -----------

                            Radian Guaranty                   143,230(3)      22.3%        $21.15       8/31/2015(4)    AA/Aa3
                            KPMG LLP                          129,735(3)      20.8%        $21.78       6/30/2012(4)      NR
                            General Services Administration     69,572        11.8%        $23.02       3/31/2006(5)      NR
                            Dechert Price & Rhoads              38,448         7.7%        $27.26       8/31/2005(6)      NR
                            Swartz Campbell LLP                 37,542         5.0%        $18.07       8/31/2006         NR

----------
1.   As of the Cut-Off Date.

2.   Reflects in-place base rent.

3.   KPMG LLP plans to lease an additional 19,866 square feet beginning on
     12/1/2005 of space currently leased to Radian Guaranty. This additional square footage is not included in the total square feet for KPMG LLP above, but is included in the total square feet for Radian Guaranty.

4.   Radian Guaranty has a termination option on 12/31/2009 for any one or one-half floor. In addition, Radian Guaranty has a one-time termination option on its 10,670 square-foot space on the 17th floor in 2005 with one year notice. 19,866 square feet expires on 11/30/2005 and becomes part of the KPMG LLP lease through 6/30/2012. 6,752 square feet expires 8/31/2008 with a termination option on 12/31/2005.

5.   19,435 square feet expires on 11/30/2005 and can be terminated prior to that date at any time with 60 days notice. 6. Occupancy includes 38,448 square feet leased to Dechert Price & Rhoads, which has notified the landlord that it will not renew its lease upon expiration.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1601 MARKET STREET (CONT.)

Appraised Value (As of):        $82,500,000 (8/9/2004)

Cut-Off Date LTV:               74.5%

U/W NCF:                        $6,033,507

Cut-Off Date U/W DSCR(1):       1.89x

Ownership Interest:             Fee

Reserves:                       On-going for taxes. Upfront reserves for taxes
                                and insurance. The Borrower has provided an
                                $865,000 letter of credit for TI/LC's and a
                                $135,000 letter of credit for CapEx.
                                Additionally, the Sponsor has provided a
                                $1,000,000 guaranty for TI/LC's. The letters of
                                credit and the guaranty remain in place
                                throughout the entire term of the loan. The
                                Sponsor also provided a $2,500,000 letter of
                                credit as additional collateral, which can be
                                released once the property reaches a 1.20x DSCR
                                based on a 30-year amortization schedule.

Lockbox:                        Hard

Prepayment/Defeasance:          Defeasance beginning two years after
                                securitization. Prepayment without penalty
                                permitted three months prior to Maturity Date.

----------
1.   Calculated based on the interest rate calculated on an actual/360 basis.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GEHR FLORIDA PORTFOLIO

Purpose:                        Acquisition

Cut-Off Date Balance:           $40,942,000

Loan Per Square Foot:           $81

Interest Rate:                  5.566%

Maturity Date:                  11/11/2014

Term to Maturity:               10 years

Amortization:                   30 years

Sponsor:                        Norbert Gehr

Property:                       Two retail centers and one office building
                                totaling 502,694 square feet: Plantation
                                Marketplace (230,357 square feet), Penn Dutch
                                Plaza (155,560 square feet) and 1900/2000
                                Northwest Corporate Boulevard (116,777 square
                                feet)

Location:                       Plantation, FL (Plantation Marketplace),
                                Margate, FL (Penn Dutch Plaza), Boca Raton, FL
                                (1900/2000 NW Corporate Blvd)

Years Built/Renovated:          1963 (Plantation Marketplace); 1989 / 2004 (Penn
                                Dutch Plaza); and 1979 - 1986 / 2001 (1900/2000
                                NW Corporate Blvd)

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GEHR FLORIDA PORTFOLIO (CONT.)

Occupancy (As of):              90.3% (10/14/2004)

Major Tenants:                  The portfolio has 80 tenants and no tenant represents more than 10.4% of the total base rent.

                                                                Approx. % of
                   Tenant                          Square Feet   Base Rent     Rent PSF (Office)(1)        Lease End Date
                   ------                          -----------   ---------     --------------------        --------------

                   CRC Press                         24,000        10.4%               $21.05                 7/31/2006
                   Asset Management Outsourcing      34,069         8.2%               $11.70                10/31/2007
                   Penn Dutch Food Center            70,358         6.5%                 N/A                 12/31/2013
                   CHG Companies                     12,494         4.0%               $15.75                12/31/2006
                   Winn Dixie                        43,386         3.7%                 N/A                  11/5/2009

Appraised Value (As of):        $51,300,000 (8/24/2004 and 8/27/2004)

Cut-Off Date LTV:               79.8%

U/W NCF:                        $3,393,963

Cut-Off Date U/W DSCR(2):       1.21x

Ownership Interest:             Fee

Release of Properties:          Yes

Reserves:                       On-going for taxes, insurance, TI/LC and CapEx.
                                Holdback of $5,000,000 to be released in
                                increments based on attaining certain net cash
                                flow thresholds at the Boca Raton property.

Lockbox:                        Hard

Prepayment/Defeasance:          Defeasance beginning four years after
                                origination. Prepayment without penalty
                                permitted 30 days prior to Maturity Date.

----------
1.   Reflects in-place base rent.

2.   Calculated based on actual debt constant of 6.863%.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

HOUSTON APARTMENTS PORTFOLIO

Purpose:                        Acquisition

Cut-Off Date Balance:           $40,000,000

Loan Per Unit:                  $34,752

Interest Rate:                  5.050%

Maturity Date:                  10/11/2009

Term to Maturity:               5 years

Amortization:                   Interest only

Sponsor:                        Menashe Frankel and Mark Broxmeyer

Property:                       Three multifamily apartment complexes containing
                                a total of 1,151 units

Location:                       Houston, TX

Year Built:                     1983, 1985; renovated 1998 (Laurel Creek)

                                1984; renovated 2001-2002 (Westbrae Apartments)

                                1983; renovated 1998-1999 (Crystal Cove)

Occupancy
(All occupancies as of):        90.7% (Laurel Creek); 92.7% (Westbrae
                                Apartments); 97.6% (Crystal Cove) (9/13/2004)

                                                                        One-Bedroom            Two-Bedroom          Three-Bedroom
Average Rent Per Unit:       Property             Number of Units    Units/Rent Per Unit   Units/Rent Per Unit   Units/Rent Per Unit
                             --------             ---------------    -------------------   -------------------   -------------------

                             Laurel Creek               696                 477/$545              195/$744              24/$959
                             Westbrae Apartments        288                 144/$547              144/$678                N/A
                             Crystal Cove               167                  98/$556               69/$645                N/A

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

HOUSTON APARTMENTS PORTFOLIO (CONT.)

Appraised Value (As of):        $53,025,000 (9/9/2004)

Cut-Off Date LTV:               75.4%

U/W NCF:                        $3,121,406

Cut-Off Date U/W DSCR(1):       1.52x

Ownership Interest:             Fee

Release of Properties:          Yes

Reserves:                       On going for taxes, insurance and replacement
                                reserves. Upfront CapEx of $3,320,000.

Lockbox:                        Springing

Defeasance:                     Defeasance beginning four years after loan
                                origination.

Mezzanine Debt:                 $10,500,000 mezzanine loan is subject to an
                                intercreditor agreement which complies with
                                rating agency guidelines.

----------
1.   Calculated based on underwritten net cashflow and interest rate of 5.050%.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

HUNT RETAIL PORTFOLIO

Purpose:                        Acquisition

Cut-Off Date Balance:           $34,500,000

Loan Per Square Foot:           $153

Interest Rate:                  5.650%

Maturity Date:                  11/11/2014

Term to Maturity:               10 years

Amortization:                   Interest only for 24 months, 28-year
                                amortization

Sponsors:                       Edgar Lopez, Jack R. Hunt and Dr. Philip L.B.
                                Scott

Property:                       The portfolio is comprised of 11 strip retail
                                properties with an aggregate of 225,614 net
                                rentable square feet.

Location:                       Douglasville, GA; Austell, GA; McDonough, GA;
                                Lakes Wales, FL; Orlando, FL; Sebastian, FL;
                                Yulee, FL; Anderson, SC; Broken Arrow, OK;
                                Missouri City, TX; Seguin, TX

Years Built:                    1970-2004; the property built in 1970 was
                                renovated in 2001

Overall Occupancy (As of) (1):  89.9% (9/22/2004)

Major Tenants:                  The portfolio has 70 tenants and no tenant
                                represents more than 9.6% of the total base
                                rent.

                                                                                           Approx. % of
                                Tenant                                       Square Feet     Base Rent      Lease End Date
                                ------                                       -----------     ---------      --------------

                                Fashion Bug                                      24,000        9.6%           5/31/2006(2)
                                Dollar Tree Stores, Inc.                         21,000        6.5%           3/31/2005(3)
                                Blockbuster, Inc.                                14,834        8.8%          10/31/2008(4)
                                The Cato Corporation                             14,900        5.0%           1/31/2006(5)
                                Brown Group Retail, Inc. (Famous Footwear)        6,500        3.6%          11/30/2004(6)

----------
1.   Calculated as a weighted average based on allocated loan balance. As of the rent roll dated 9/22/2004 the property 89.9% leased and 81.2% occupied.
     Occupancy reflects underwritten occupancy and includes executed leases for seven tenants totaling 13,844 square feet.

2.   Fashion Bug lease expiration is 5/31/06 at The Corners (8,000 square feet)
     and 1/31/2010 at Douglasville Corners (8,000 square feet) and East-West
     Crossroads (8,000 square feet). The tenant has a termination option on
     1/31/2005 at Douglasville Corners and East-West Crossroads.

3.   Dollar Tree lease expiration is 3/31/2005 at Douglasville Corners (5,000 square feet), 1/31/2009 at Seguin Corners (10,000 square feet) and
     6/30/2012 at Sebastian Corners (6,000 square feet).

4.   Blockbuster lease expiration is 10/31/2008 at Redbud-Broken Arrow (5,034 square feet), 5/31/2009 at Sebastian Corners (4,800 square feet) and
     1/4/2014 at Yulee Corners (5,000 square feet).

5.   Cato lease expiration is 1/31/2006 at Lake Wales Corners (3,900 square feet) and Northtowne Corners (6,500 square feet) and 1/31/2005 at
     Douglasville Corners (4,500 square feet).

6.   Tenant has three five-year renewal options.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

HUNT RETAIL PORTFOLIO (CONT.)

Appraised Value(1)              $40,830,000

Cut-Off Date LTV:               84.5%

U/W NCF:                        $2,935,729

Cut-Off Date U/W DSCR(2):       1.20x

Ownership Interest:             Fee

Release of Properties:          Yes

Reserves:                       On-going for taxes, insurance, replacement
                                reserves and TI/LCs.

Lockbox:                        Hard

Prepayment:                     Defeasance beginning two years after
                                securitization. Prepayment without penalty
                                permitted 30 days prior to Maturity Date.

----------
1.   Represents the aggregate appraised value; $6,400,000 (Douglasville
     Crossroads) as of 8/11/2004; $5,450,000 (East-West Crossroads) as of
     8/11/2004; $2,100,000 (Lake Wales Corners) as of 8/6/2004; $3,500,000
     (McDonough Corners) as of 8/5/2004; $1,800,000 (Northtowne Corners) as of
     8/7/2004, $1,340,000 (Redbud-Broken Arrow) as of 8/12/2004; $3,050,000
     (Sand Lake Corners) as of 8/6/2004; $2,980,000 (Sebastian Corners) as of
     8/2/2004; $2,900,000 (Seguin Corners) as of 8/4/2004; $8,800,000 (The
     Corners) as of 8/3/2004; $2,510,000 (Yulee Corners) as of 8/23/2004.

2.   Calculated based on debt constant of 7.119%.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS

=================================================================================================================================
                                               TOP TEN LOAN CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                PERCENT OF
NAME                             PROPERTY TYPE    NUMBER OF    CUT-OFF DATE  INITIAL MORTGAGE    U/W DSCR   LTV      S&P/MOODY'S
                                                  PROPERTIES     BALANCE       POOL BALANCE
---------------------------------------------------------------------------------------------------------------------------------

The Grace Building (A-2 Note)       Office             1       $117,000,000         8.9%          1.86x      55.3%      A-/A2
---------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(1)                                                                  8.7
                                  Multifamily         29        113,875,000                       1.18       72.3        NR
---------------------------------------------------------------------------------------------------------------------------------
222 East 41st Street (A Note)                                                       8.0
                                    Office             1        105,000,000                       1.77       49.8    BBB-/Baa3
---------------------------------------------------------------------------------------------------------------------------------
Pickwick Plaza                      Office             1         92,500,000         7.0           1.65       63.8      A/Baa3
---------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio I           Self-Storage         26         90,000,000         6.8           1.57       73.6        NR
---------------------------------------------------------------------------------------------------------------------------------
757 Third Avenue (A Note)           Office             1         70,000,000         5.3           2.01       42.4      AA/Aa3
---------------------------------------------------------------------------------------------------------------------------------
1601 Market Street                  Office             1         61,500,000         4.7           1.89       74.5        NR
---------------------------------------------------------------------------------------------------------------------------------
Gehr Florida Portfolio              Retail             3         40,942,000         3.1           1.21       79.8        NR
---------------------------------------------------------------------------------------------------------------------------------
Houston Apartments Portfolio      Multifamily          3         40,000,000         3.0           1.52       75.4        NR
---------------------------------------------------------------------------------------------------------------------------------
Hunt Retail Portfolio               Retail            11         34,500,000         2.6           1.20       84.5        NR
=================================================================================================================================
TOTAL/WEIGHTED AVERAGE:               --              77       $765,317,000        58.2%          1.62X      64.3%       --
=================================================================================================================================

----------

1.   The Lembi Portfolio consists of nine cross-collateralized and cross-defaulted mortgage loans secured by 29 multifamily properties with a combined loan amount of $113,875,000.

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                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.50x; weighted average Cut-Off Date LTV of 68.8%

o    The significant mortgage loans discussed in this presentation have a weighted average DSCR of 1.62x and a weighted average Cut-Off Date LTV of
     64.0% and collectively represent 59.6% of the initial mortgage pool balance. The ten largest loans represent 58.2% of the initial mortgage pool balance.

o    Office, Regional Mall, Multifamily(1), Anchored Retail,
     Industrial/Warehouse and Investment Grade Loans comprise 88.4% of the initial mortgage pool balance

o    Geographically diversified with properties located in 26 states

o    Excluding the Investment Grade Loans, 98.8% of the loans have ongoing reserves for taxes or an investment grade tenant that is permitted to pay taxes directly; 85.4% of the loans have ongoing reserves for insurance or an investment grade tenant that is permitted to maintain insurance or self-insure; and 87.5% of the loans have ongoing reserves for replacements

o    99.8% of the initial mortgage pool balance have cash management systems

o    Established relationship between Lehman Brothers and UBS Investment
     Bank--this transaction marks the 29th overall transaction between Lehman
     Brothers and UBS Investment Bank since early 2000

----------
1.   Multifamily component includes MHP properties representing 2.6% of the aggregate pool.

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                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

   NAME OF REPORT                                                 DESCRIPTION (INFORMATION PROVIDED)
   ============================================================== ============================================================

1  Distribution Date Statements                                   Principal and interest distributions, principal balances

2  Mortgage Loan Status Report                                    Portfolio stratifications

3  Comparative Financial Status Report                            Revenue, NOI, DSCR to the extent available

4  Delinquent Loan Status Report                                  Listing of delinquent Mortgage Loans

5  Historical Loan Modification & Corrected Mortgage Loan Report  Information on modified Mortgage Loans

6  Historical Liquidation Report                                  Net liquidation proceeds and realized losses

7  REO Status Report                                              NOI and value of REO

8  Servicer Watch List                                            Listing of loans in jeopardy of becoming specially serviced

9  Loan Payoff Notification Report                                Listing of loans that have given notice of intent to payoff

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                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                           EVENT
============================== =================================================
Week of November 15, 2004      Structural & Collateral Term Sheets Available/
                               Presale Reports Available on Rating Agency
                               Websites/ Road Shows/ Investor Calls/ Preliminary
                               Prospectus Supplement Available
============================== =================================================
Week of November 22, 2004      Pricing
============================== =================================================
Week of November 29, 2004      Closing

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